UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       November 28, 2008
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                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


       DELAWARE                        000-30575                 91-2032368
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


4991 CORPORATE DRIVE                                        HUNTSVILLE, AL 35805
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code     (256) 430-4000
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                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Modification of Performance Share Awards under the Avocent Corporation 2005
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Equity Incentive Plan and 2008 Inducement Equity Incentive Plan.
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     The Avocent  Corporation  2005 Equity  Incentive Plan (the "2005 Plan") was
approved by stockholders and was filed with the Securities and Exchange Commission. The description of the 2005 Plan contained herein is qualified in its entirety by reference to the full text of the amended 2005 Plan filed as
Exhibit 99.16 to the Company's Form 8-K on June 15, 2006 and the form of agreements under the 2005 Plan filed as Exhibit 99.20 to the Company's Form 10-Q on November 5, 2008.

     The Avocent Corporation 2008 Inducement Equity Incentive Plan (the "2008 Plan") was approved by the Company's Board of Directors, and was filed with the Securities and Exchange Commission. The description of the 2008 Plan contained herein is qualified in its entirety by reference to the full text of the amended 2008 Plan filed as Exhibit 99.18 to the Company's Form 8-K/A on August 4, 2008 and the form of agreements under the 2008 Plan filed as Exhibit 99.20 to the Company's Form 10-Q on November 5, 2008.

     The  Company's  Compensation   Committee,   which  is  comprised  of  three
independent non-employee directors, is the Administrator under both the 2005 Plan and the 2008 Plan.

     Both the 2005 Plan and the 2008 Plan authorize the Compensation Committee to determine the goals applicable for performance-based awards. Earlier this year, the Compensation Committee awarded performance shares for 2008 under both the 2005 Plan and the 2008 Plan to the Company's executive officers and other employees at specified targeted levels of the Company's common stock price (as measured on a moving average basis) on specific dates during a two-year period. The targeted price levels designated were absolute based on the economic and financial considerations in effect at the beginning of 2008, and these targeted price levels were not indexed to any peer group or market index. Depending on the Company's stock price levels on specified dates during the two-year period, participants would earn a percentage from 0% to 125% of their targeted performance-based awards. Any performance shares actually earned by a participant, if and to the extent earned, would vest over three years.

     Given the current declining economic environment with the accompanying broad-based decline in global corporate stock prices, the Compensation Committee concluded that the originally-specified targeted levels of the Company's common stock price on specified dates during the two-year period did not fairly represent goals for the overall performance of the Company in the current and expected economic environment for 2008 and 2009. Accordingly, the Compensation Committee amended the performance criteria for all performance shares awarded to the Company's executive officers and other employees by indexing the specified targeted levels of the Company's stock price (as measured on a moving average basis) by reference to the decline in the NASDAQ Composite Index (as also measured on a moving average basis) on the specified dates during the two-year period and by requiring that the Company's performance exceed by varying percentage amounts the relative performance of the NASDAQ Composite Index on the specified dates during the two-year period.

     The vesting schedule for the performance share awards and all other terms and conditions of the performance share awards remain unchanged.

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                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AVOCENT CORPORATION

Date: December 2, 2008
                                       By: /s/ Samuel F. Saracino
                                           ------------------------------------
                                           Samuel F. Saracino
                                           Executive Vice President of Legal and
                                           Corporate Affairs, General
                                           Counsel, and Secretary



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